EXHIBIT 10.2

                       MODIFICATION TO PURCHASE CONTRACT

        This Modification to Purchase Contract ("Modification") is made and entered into this 6th day of February 1997 between Cornerstone Realty Group Incorporated (Purchaser") and Mill Crossing, Limited ("Seller").


        WHEREAS, Purchaser and Seller entered into an Agreement of Sale dated the 12th day of December 1996 ("Agreement"); and

        WHEREAS, Purchaser and Seller now desire to modify and amend the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the premises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

        1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement.

        2. Par. 2.2, Deposit, is hereby further amended (First Amendment dated the 12th day of December 1996) to add to the existing paragraph the following:

                "One Hundred Thousand ($100,000) Dollars upon the execution of this modification to be placed in escrow with Commonwealth Land Title Insurance Corporation or its authorized agent as an additional earnest money deposit which shall be credited against the purchase price."

        3.  It is understood that the Purchaser has completed its due diligence.

        4.  Par. 7.1, Closing, is hereby amended to read:

                "Closing shall take place on February 21, 1997"

        5. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

        6. In the event there is any conflict in the terms of this Modification and terms of the Agreement, the terms of this Modification shall govern.

        7. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

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        IN WITNESS WHEREOF, the parties hereto have executed this agreement on the date first above written.

                                        CORNERSTONE REALTY GROUP INCORPORATED,
                                        a Virginia Corporation

                                        By:____________________________________
                                        Name:__________________________________
                                        Its:___________________________________

                                        MILL CROSSING, LIMITED
                                        By:  TEXAS GREENERY INC.
                                             General Partner

                                        By: /s/ Robert S. Green
                                        ---------------------------------------
                                        Name: Robert S. Green
                                        ---------------------------------------
                                        Its: President
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